UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2016

IEG HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-55463	90-1069184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6061 West Tropicana Ave., Suite E-13, Las Vegas, NV	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 227-5626

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 17, 2016, IEG Holdings Corporation (the “Company”) filed Articles of Amendment to the amended and restated articles of incorporation of the Company (the “Articles of Amendment Effecting the Reverse Split”) with the Secretary of State of the State of Florida to effect as of 6:00 p.m., Eastern Time, on March 28, 2016 a one-for-one hundred reverse stock split (the “Reverse Split”) of the Company’s common stock, par value $0.001 per share (“Common Stock”). In accordance with the Articles of Amendment Effecting the Reverse Split, immediately prior to the Reverse Split on March 28, 2016, the Company will pay in cash to those shareholders holding fewer than 100 shares of common stock, instead of issuing fractional shares, an amount per share equal to the average closing price per share of the common stock on the OTCQB, averaged over the period of 30 consecutive calendar days ending on (and including) March 28, 2016, without interest. The foregoing description is subject to, and qualified in its entirety by the Articles of Amendment Effecting the Reverse Split attached as Exhibit 3.1 hereto and incorporated herein by reference.

On February 17, 2016, the Company filed Articles of Amendment to the amended and restated articles of incorporation of the Company (the “Articles of Amendment Effecting the Forward Split/Reduction in Authorized Shares”) with the Secretary of State of the State of Florida to effect as of 6:01 p.m., Eastern Time, March 28, 2016 (i) a one hundred-for-one forward stock split of the Common Stock (the “Forward Split,” and together with the Reverse Split, the “Reverse/Forward Split”) and (ii) a reduction in the number of authorized shares of Common Stock from 3,000,000,000 to 200,000,000 (“Reduction in Authorized Shares of Common Stock”). The foregoing description is subject to, and qualified in its entirety by the Articles of Amendment Effecting the Forward Split/Reduction in Authorized Shares attached as Exhibit 3.2 hereto and incorporated herein by reference.

The Reverse/Forward Split and Reduction in Authorized Shares of Common Stock had been approved by the Company’s Board of Directors and the holder of a majority of the voting power of the issued and outstanding capital stock of the Company, as required, on January 14, 2016.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment of IEG Holdings Corporation (Effecting the Reverse Split), filed with the Secretary of State of the State of Florida on February 17, 2016.

3.2	Articles of Amendment of IEG Holdings Corporation (Effecting the Forward Split and Reduction in Authorized Shares of Common Stock), filed with the Secretary of State of the State of Florida on February 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEG HOLDINGS CORPORATION

Date: February 23, 2016	By:	/s/ Paul Mathieson
	Name:	Paul Mathieson
	Title:	President and Chief Executive Officer